NEWS RELEASE
One Campus Martius, Suite 700 • Detroit, Michigan 48226
(313) 961-4100

For Immediate Release
February 10, 2014

Covisint Corporation Announces Third Quarter Fiscal 2015 Earnings Results

•	Total revenue of $21.8 million

•	Subscription revenue of $15.7 million

•	Provides update on progress of strategic initiatives to refocus and position business for growth

•	Named Senior Vice President, Products and Marketing

•	Completed spin-off from Compuware Corporation

DETROIT -- February 10, 2015 -- Covisint Corporation (Nasdaq: COVS), provider of a B2B Cloud Platform that ensures trusted information gets where it needs to go securely and seamlessly, today announced financial results for the third quarter of its fiscal 2015 ended December 31, 2014.
“We are pleased with our financial results for the fiscal third quarter. Our subscription business performed in line with our expectations and we continued to execute against the key strategic initiatives that we outlined for the fiscal year 2015,” said Covisint Chairman and CEO Sam Inman. “During the quarter, we added a number of new certified service partners, and strengthened our management team with the appointment of Aaron Aubrecht as our Senior Vice President, Products and Marketing. Most importantly, enterprises are increasingly looking to Covisint to provide our business-to-business cloud platform to connect their business partners, customers and employees.”
Third Quarter 2015 Financial Highlights

•
Revenues: Subscription and support revenue was $15.7 million, a decline of 11% year-over-year. Services revenue was $6.1 million, a decline of 7% year-over-year. Total revenues were $21.8 million, a decline of 10% year-over-year.

•	Gross Profit: GAAP gross profit was $7.4 million. GAAP gross margin was 34%. Non-GAAP gross profit was $9.1 million. Non-GAAP gross margin was 42%.

•
Earnings: GAAP diluted net loss per share was ($0.18) compared to ($0.22) in the same quarter last year. Non-GAAP diluted net loss per share was ($0.11) compared to ($0.10) in the same quarter last year.

Third Quarter Fiscal 2015 Business Highlights
In the third quarter, Covisint:

•
Completed its previously announced spin from Compuware Corporation on October 31, 2014. Covisint also announced changes to its Board structure, with the appointment of Sam Inman as Chairman and Philip Lay as lead director.

•
Named Dr. Homaira Akbari to Covisint’s board of directors. Dr. Akbari has extensive experience and deep domain knowledge in software-as-a-service, mobility and security technologies. She is currently President and CEO of AKnowledge Partners, LLC, an international advisory firm providing services to leading private equity funds and Fortune 1000 corporations.

•
Announced the addition of VisionIT, Rumba Solutions and MindLift to Covisint’s Certified Service Partner program. VisionIT’s success and experience in delivering stable, scalable, global solutions for their customer base aligns precisely with the focus of Covisint’s partner program. Rumba Solutions’ success in delivering innovative solutions across cloud, mobile and web initiatives makes them ideal to join Covisint’s Certified Service Partner program. Finally, MindLift, will help enterprises develop comprehensive platform solutions focused on identity and access management to improve customer, partner and employee experiences. The initial focus of these partners will be on delivering Covisint services with support for reselling subscription services being included later in the year.

•
Demonstrated the next-gen vehicle owner connectivity experience at the 2015 North American International Auto Show (NAIAS). As part of the 2015 Technology Showcase at NAIAS, Covisint presented interactive demonstrations on the next-gen “connected owner” experience, discussed “Top 5 Connected Car Predictions for 2015,” highlighted how the Internet of Things is transforming the automotive industry, and showcased how Covisint is providing support for Hyundai’s newly released Hyundai Blue Link smartwatch application. As one of the early pioneers in the cloud and the Internet of Things, Covisint has long been at the forefront of helping customers and business partners embrace the larger automotive ecosystem and enable a better experience for owners.

•
Delivered a presentation on managing the identity of “things” at the Gartner Identity & Access Management Summit. Covisint Chief Security Officer David Miller’s presentation titled, “Are Companies Prepared to Manage the Growing Identity of ‘Things,’” addressed how nearly all “things” - including people to machines, such as vehicles, oil rigs and medical devices - will soon have a digital identity, and how organizations can manage these identities while ensuring the secure flow of trusted information between them.

Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.
Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.
The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.
Conference Call and Webcast Information
Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.
For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on February 10, 2015, through February 17, 2015. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13600068.
Covisint Corporation
Covisint provides a single entry point for business partners, customers, and employees to connect with enterprises that ensures trusted information gets to the right people and place at the right time. Covisint’s B2B Cloud Platform enables solutions that allow enterprises and industries to solve complex information and user management challenges across Business-to-Partner (B2P), Business-to-Customer (B2C) and Business-to-Enterprise (B2E) relationships. Today, Covisint powers, secures and connects more than 212,000 business partners and customers to some of the world's leading global enterprises across multiple industries. Learn more at www.covisint.com.

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Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint's disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the extent we are able to maintain pricing with our customers at renewal; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866.319.7659
investors@covisint.com

Media Contact
Brad Schechter
313.961.5290
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, One Campus Martius, Suite 700, Detroit, MI 48226, 313-961-4100
http://www.covisint.com

COVISINT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	December 31, 2014	March 31, 2014
ASSETS
CURRENT ASSETS:
Cash	$43,325	$49,536
Accounts receivable, net	14,035	21,838
Deferred tax asset, net	—	1,017
Due from parent and affiliates	—	2,813
Other current assets	7,159	5,983
Total current assets	64,519	81,187
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	6,103	4,751
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	19,941	23,040
OTHER:
Goodwill	25,385	25,385
Deferred costs	2,674	6,188
Deferred tax asset, net	120	131
Other assets	895	766
Total other assets	29,074	32,470
TOTAL ASSETS	$119,637	$141,448
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,123	$3,893
Accrued commissions	2,578	1,640
Deferred revenue	10,727	16,606
Accrued expenses	2,774	3,752
Deferred tax liability, net	201	—
Total current liabilities	21,403	25,891
DEFERRED REVENUE	5,812	11,223
ACCRUED EXPENSES	58	56
DEFERRED TAX LIABILITY, NET	1,676	2,668
Total liabilities	28,949	39,838
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Additional paid-in capital	156,036	140,569
Retained deficit	(65,328)	(38,947)
Accumulated other comprehensive income (loss)	(20)	(12)
Total shareholders' equity	90,688	101,610
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$119,637	$141,448

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
REVENUE	$21,755	$24,109	$65,077	$72,735
COST OF REVENUE	14,384	13,660	43,976	41,096
GROSS PROFIT	7,371	10,449	21,101	31,639

OPERATING EXPENSES:
Research and development	2,865	3,533	8,564	9,362
Sales and marketing	7,006	8,484	24,781	26,610
General and administrative	4,455	6,724	14,112	21,338
Total operating expenses	14,326	18,741	47,457	57,310
OPERATING LOSS	(6,955)	(8,292)	(26,356)	(25,671)
Other income	15	—	54	—
LOSS BEFORE INCOME TAX PROVISION	(6,940)	(8,292)	(26,302)	(25,671)
INCOME TAX PROVISION	21	22	79	59
NET LOSS	($6,961)	($8,314)	($26,381)	($25,730)

DILUTED EPS COMPUTATION
Numerator: Net loss	($6,961)	($8,314)	($26,381)	($25,730)
Denominator:
Weighted-average common shares outstanding	38,423	37,363	37,962	32,599
Dilutive effect of stock awards	—	—	—	—
Total shares	38,423	37,363	37,962	32,599
Diluted EPS	($0.18)	($0.22)	($0.69)	($0.79)

COVISINT CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER31,
	2014	2013	2014	2013
REVENUE	$21,755	$24,109	$65,077	$72,735
COST OF REVENUE	12,657	11,812	38,290	35,345
GROSS PROFIT	9,098	12,297	26,787	37,390

OPERATING EXPENSES:
Research and development	3,679	4,391	10,713	13,070
Sales and marketing	6,505	7,289	23,118	21,223
General and administrative	3,234	4,229	10,642	13,429
Total operating expenses	13,418	15,909	44,473	47,722
OPERATING LOSS	(4,320)	(3,612)	(17,686)	(10,332)

Other income	15	—	54	—

LOSS BEFORE INCOME TAX PROVISION	(4,305)	(3,612)	(17,632)	(10,332)

INCOME TAX PROVISION	21	22	79	59

NET LOSS	($4,326)	($3,634)	($17,711)	($10,391)

DILUTED EPS COMPUTATION
Numerator: Net loss	$(4,326)	$(3,634)	$(17,711)	$(10,391)
Denominator:
Weighted-average common shares outstanding	38,423	37,363	37,962	32,599
Dilutive effect of stock awards
Total shares	38,423	37,363	37,962	32,599
Diluted EPS	($0.11)	($0.10)	($0.47)	($0.32)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
Gross profit	$7,371	$10,449	$21,101	$31,639
Gross profit %	34%	43%	32%	43%
Adjustments:
Stock compensation expense—cost of revenue	(1)	137	583	735
% of total revenue	—%	1%	1%	1%
Cost of revenue—amortization of capitalized software	1,728	1,711	5,103	5,016
% of total revenue	8%	7%	8%	7%
Adjusted gross profit	$9,098	$12,297	$26,787	$37,390
Adjusted gross profit %	42%	51%	41%	51%

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
Cost of revenue	$14,384	$13,660	$43,976	$41,096
Adjustments:
Stock compensation expense	(1)	137	583	735
Cost of revenue - amortization of capitalized software	1,728	1,711	5,103	5,016

Cost of revenue, non-GAAP	$12,657	$11,812	$38,290	$35,345

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
Research and development	$2,865	$3,533	$8,564	$9,362
Adjustments:
Capitalized internal software costs	(869)	(1,016)	(2,298)	(4,364)
Stock compensation expense	55	158	149	656

Research and development, non-GAAP	$3,679	$4,391	$10,713	$13,070

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,

	2014	2013	2014	2013
Sales and marketing	$7,006	$8,484	$24,781	$26,610
Adjustments:
Stock compensation expense	424	1,118	1,369	5,154
Amortization of customer relationship agreements	77	77	294	233

Sales and marketing, non-GAAP	$6,505	$7,289	$23,118	$21,223

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
General and administrative	$4,455	$6,724	$14,112	$21,338
Adjustments:
Stock compensation expense	1,221	2,495	3,470	7,869
Amortization of trademarks	—	—	—	40

General and administrative, non-GAAP	$3,234	$4,229	$10,642	$13,429

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
Net loss	($6,961)	($8,314)	($26,381)	($25,730)
Adjustments:
Capitalized internal software costs	(869)	(1,016)	(2,298)	(4,364)
Stock compensation expense	1,699	3,908	5,571	14,414
Amortization of capitalized software and other intangibles	1,805	1,788	5,397	5,289
Net loss, non-GAAP	($4,326)	($3,634)	($17,711)	($10,391)

	THREE MONTHS ENDED DECEMBER 31,		NINE MONTHS ENDED DECEMBER 31,
	2014	2013	2014	2013
Diluted EPS	($0.18)	($0.22)	($0.69)	($0.79)
Adjustments:
Capitalized internal software costs	(0.02)	(0.03)	(0.06)	(0.13)
Stock compensation expense	0.04	0.10	0.14	0.44
Amortization of capitalized software and other intangibles	0.05	0.05	0.14	0.16
Diluted EPS, non-GAAP	($0.11)	($0.10)	($0.47)	($0.32)

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	NINE MONTHS ENDED DECEMBER 31,
	2014	2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	($26,381)	($25,730)
Adjustments to reconcile net income (loss) to cash provided by (used in) operations:
Depreciation and amortization	7,091	6,423
Deferred income taxes	(8)	43
Stock award compensation	5,571	14,413
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	7,626	6,464
Other assets	2,713	1,891
Accounts payable and accrued expenses	105	(376)
Deferred revenue	(11,134)	(5,730)
Net cash provided by (used in) operating activities	($14,417)	($2,602)
CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(1,975)	(1,936)
Capitalized software	(2,298)	(4,364)
Net cash used in investing activities	($4,273)	($6,300)
CASH FLOWS PROVIDED BY FINANCING ACTIVITES:
Cash payments from parent company	23,999	53,208
Cash payments to parent company	(13,879)	(57,942)
Proceeds from initial public offering	—	68,448
Initial public offering costs	—	(1,397)
Net proceeds from exercise of stock awards	2,404	332
Net cash provided by financing activities	$12,524	$62,649
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(45)	57
NET CHANGE IN CASH	(6,211)	53,804
CASH AT BEGINNING OF PERIOD	49,536	966
CASH AT END OF PERIOD	$43,325	$54,770